UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

NAVITAS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Fitzwilliam Square South, Dublin, Ireland	D02 FH68
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock at an exercise price of $11.50 per share	NVTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 9, 2021, Navitas Semiconductor Corporation (f/k/a Live Oak Acquisition Corp. II (“LOKB”)) (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) (the “Original Current Report”) to report its financial results for the third quarter ended September 30, 2021 of its wholly owned subsidiary Navitas Semiconductor Limited, a private company limited by shares organized under the laws of Ireland (“Navitas Ireland”) with a dual existence as a domesticated limited liability company in the State of Delaware as Navitas Semiconductor Ireland, LLC (“Navitas Delaware”, and together with Navitas Ireland, “Legacy Navitas”), including its consolidated subsidiaries. A copy of the press release announcing such results was attached to the Original Current Report as Exhibit 99.1 (the “Original Press Release”) and incorporated by reference therein. The preliminary unaudited results included in the Original Press Release reflected operating expenses which included acquisition-related expenses of $2.3 million and stock-based compensation expense of $0.4 million for the three months ended September 30, 2021 which will be recognized only in the three months ended December 31, 2021. Accordingly, actual operating expenses and net loss for the three months ended September 30, 2021 are each $2.37 million lower than the preliminary figures included in the Original Press Release. The Company is filing this Amended Current Report on Form 8-K/A (the “Amended Current Report”) to amend and restate Item 2.02 and to correct the disclosures made in Exhibit 99.1 to the Original Current Report. Except as amended by this Amended Current Report, all information set forth in the Original Current Report and corresponding exhibits remains unchanged.

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2021, the Company issued a press release announcing the financial results for the third quarter ended September 30, 2021 of its wholly owned subsidiary Legacy Navitas, including its consolidated subsidiaries. A copy of the Company’s press release, as updated, is attached as Exhibit 99.1 to this Amended Current Report and is incorporated herein by reference.

After the third quarter and as announced in a Current Report on Form 8-K filed by the Company with the SEC on October 19, 2021, the Company completed its business combination with Legacy Navitas on October 19, 2021 and, in connection with the business combination, changed its name from Live Oak Acquisition Corp. II to Navitas Semiconductor Corporation. The financial results of Live Oak for the quarter ended September 30, 2021 are not reflected in the Company’s press release, as updated, included as Exhibit 99.1 to this Amended Current Report. They will be included in the Company’s quarterly report on Form 10-Q, which the Company expects to file with the SEC on or before November 15, 2021.

The information contained in this Item 2.02, including Exhibit 99.1 of this Amended Current Report, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

99.1	Press Release dated November 9, 2021, as updated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navitas Semiconductor Corporation
Dated: November 12, 2021
By: /s/ Gene Sheridan
Gene Sheridan
Chief Executive Officer